EXHIBIT 10.54

AMENDMENT NO. 3 TO THE REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 3 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment Agreement”), entered into as of July 22, 2010, to the Registration Rights Agreement dated as of June 5, 2008, as amended by Amendment No. 1 to the Registration Rights Agreement dated as of May 28, 2009 and Amendment No. 2 to the Registration Rights Agreement dated as of May 4, 2010 (collectively, as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Registration Rights Agreement”), by and among Communication Intelligence Corporation, a Delaware corporation (the “Company”), and the investors signatory thereto (each an “Existing Investor” and collectively, the “Existing Investors”).

R E C I T A L S:

WHEREAS, the Company and the Existing Investors desire to amend the Registration Rights Agreement to, among other things, allow for the addition as party to the Registration Rights Agreement of the additional investor listed on the signature pages hereto (such additional investor, an “Additional Investor”; the Additional Investor and the Existing Investors are herein collectively referred to as the “Investors”);

WHEREAS, Section 8(g) of the Registration Rights Agreement provides that amendments to the Registration Rights Agreement may only become effective with the written concurrence of the Company and the Holder(s) of no less than a majority in interest of the then outstanding Registrable Securities;

WHEREAS, the Holder of a majority in interest of the outstanding Registrable Securities under the Registration Rights Agreement consents to the amendments contained herein and, upon execution of this Amendment Agreement by the Company and such Holder, the requirements of Section 8(g) of the Registration Rights Agreement will be satisfied; and

WHEREAS, the Additional Investor desires to become parties to the Registration Rights Agreement, as amended by this Amendment Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree, as follows:

1. Definitions in this Amendment Agreement.  Except as otherwise defined in this Amendment Agreement (including the preamble and the recitals hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Registration Rights Agreement and/or the Purchase Agreement.

2. Consent of Required Holder to Amendments to Registration Rights Agreement.  The Holder of a majority in interest of the outstanding Registrable Securities hereby consents to the amendments to the Registration Rights Agreement contained in this Amendment Agreement and acknowledges that, upon execution of this Amendment Agreement by such Holder, the requirements of Section 8(g) of the Registration Rights Agreement will be satisfied.

EXHIBIT 10.54

3. Amendment to the Preliminary Statement of the Registration Rights Agreement.  The Registration Rights Agreement is hereby amended by deleting the Preliminary Statement in its entirety and inserting in lieu thereof the following:

“This Agreement is made pursuant to the Securities Purchase Agreement, dated as June 5, 2008, among the Company and the investors identified on the signature pages thereto (the “Purchase Agreement”), the Credit Agreement, dated as of June 5, 2008, among the Company and the lenders signatory thereto, as amended by Amendment No. 1, dated as of May 28, 2009, as further amended by Amendment No. 2, dated as of May 4, 2010 and as further amended by Amendment No. 3, dated as of July 22, 2010 (collectively, as the same may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), and other Transaction Documents pursuant to which the Company will effect a Debt Refinancing.”

4. Amendment to Definition of “Warrant” in the Registration Rights Agreement.  The definition of “Warrant” in Section 1 of  the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Warrants” means the warrants (other than the Additional Warrants) to purchase from the Company shares of Company Common Stock issued pursuant to the Credit Agreement, including, without limitation, the warrants to purchase from the Company shares of Company Common Stock issued pursuant to Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Credit Agreement.”

5. Addition of Certain Definition to Registration Rights Agreement.  The following definition is hereby added to Section 1 of the Registration Rights Agreement:

““Amendment No. 3” means that certain Amendment No. 3 to the Registration Rights Agreement, dated as of July 22, 2010, among the Company and the Holders of a majority of the Registrable Securities, as acknowledged and agreed to by the additional investors listed on the signatures pages thereto.”

6. Effectiveness of Amendments.  The amendments to the Registration Rights Agreement contained in this Amendment Agreement shall become effective on and as of the date hereof.  From and after such date, each reference in the Registration Rights Agreement (including the schedules and exhibits thereto) to the “Agreement”, or any like expression referring to the Registration Rights Agreement, shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment Agreement.  The Registration Rights Agreement, other than as amended hereby, shall remain unchanged and in full force and effect.

7. Applicable Law.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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8. Counterparts; Effectiveness.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

9. Accession of Additional Investor to Registration Rights Agreement as Amended by this Amendment Agreement.  By acknowledging and agreeing to this Amendment Agreement, which acknowledgement and agreement shall be evidenced by the signature of the Additional Investor below, the Additional Investor agrees to accede to the Registration Rights Agreement, as amended by this Amendment Agreement, and to be bound by all of the terms and provisions set forth in the Registration Rights Agreement, as amended by this Amendment Agreement and shall have the rights, and be subject to the obligations, of an Investor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective officers as of the day and year first above written.

COMPANY:	COMMUNICATION INTELLIGENCE CORPORATION By: /s/ Francis V. Dane Name: Francis V. Dane Title: Chief Financial Officer
MAJORITY INVESTOR:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /s/ Andrea Goren Name: Andrea Goren Title: Member

[Signature Page to Amendment No. 3 to the Registration Rights Agreement]

EXHIBIT 10.54

ACKNOWLEDGED AND AGREED TO:

ADDITIONAL INVESTOR:	CENTURIAN MANAGEMENT CORPORATION By: /s/ Michele Needle Name: Michele Needle Title: Vice President

[Signature Page to Amendment No. 3 to the Registration Rights Agreement]